THIRD AMENDMENT TO CREDIT AND GUARANTEE AGREEMENT

THIRD AMENDMENT TO CREDIT AND GUARANTEE AGREEMENT (this "Agreement"), dated as of June 13, 2017 relating to the Credit and Guarantee Agreement dated as of January 6, 2016 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the "Existing Credit Agreement" and the Existing Credit Agreement as modified by this Amendment, the "Amended Credit Agreement") among Kraton Polymers LLC, a Delaware limited liability company (the "Borrower"), Kraton Corporation ( formerly, Kraton Performance Polymers, Inc.), a Delaware corporation ("Parent"), certain subsidiaries of Parent, as Guarantors, the Lenders party thereto from time to time and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders. Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings given to them in the Existing Credit Agreement.

RECITALS

A. WHEREAS, Section 10.5(a) of the Existing Credit Agreement permits the Administrative Agent and the Borrower to amend, modify or supplement any Credit Document to cure any ambiguity, omission, defect or inconsistency (as reasonably determined by the Administrative Agent), subject to certain requirements set forth in said Section; and

B. WHEREAS, the Borrower and the Administrative Agent have jointly identified defects in the Existing Credit Agreement; and

C. WHEREAS, the Borrower and the Administrative Agent have jointly acknowledged that an amendment is required to cure such defect.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment to the Credit Agreement.

A.
The defined term "Holdings" in the definition of "Continuing Directors" in Section 1.1 of the Existing Credit Agreement and in Section 5.1(h)(ii) of the Existing Credit Agreement is hereby replaced with the defined term "Parent".

B. The defined term "Holding's" in each of Section 6.7(c) and Section 8.1(d) of the Existing
Credit Agreement is hereby replaced with the defined term "Parent's".

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SECTION 2. Conditions to Effectiveness of this Agreement. The effectiveness of this Agreement shall be subject to the following conditions precedent (the date on which such conditions have been satisfied (or waived) is referred to herein as the "Effective Date"): (a) the Administrative Agent shall have received a duly executed counterpart of this Agreement from the Borrower, which shall be original or facsimile or ".pdf" file (followed promptly by an original) unless otherwise specified and (b) five Business Days shall have elapsed since the date this Agreement was distributed to the Lenders without the Requisite Lenders having objected in writing thereto.

SECTION 3. Effect of the Amendment. On and after the Effective Date, each reference to the Credit Agreement in any Credit Document shall be deemed to be a reference to the Amended Credit Agreement. Except as expressly provided in this Agreement, nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. On and after the Effective Date, (i) this Agreement shall constitute a "Credit Document" for all purposes of the Credit Agreement and the other Credit Documents and (ii) the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof", and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Amended Credit Agreement.

SECTION 4. Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic format (i.e., "pdf" or "tif") shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5. Applicable Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 6. Submission to Jurisdiction. Section 10.15 of the Existing Credit
Agreement is hereby incorporated by reference.

SECTION 7. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by a duly authorized officer, as of the date first above written.

[Signature Page to Third Amendment to the Credit Agreement]

lN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its duly authorized officers, each as of the date first above written.

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH, as Administrative Agent

By:
Name: Vipul Dhadda
Title: Authorized Signatory

By:
Name: Karim Rahimtoola
Title: Authorized Signatory

[Signature Page to Third Amendment to the Credit Agreement]